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                                                                      EXHIBIT 21
                                                           ALLETE 2006 Form 10-K

                         SUBSIDIARIES OF THE REGISTRANT
                            (AS OF DECEMBER 31, 2006)
                   (REPORTED UNDER ITEM 601 OF REGULATION S-K)

                                                                STATE OR COUNTRY
NAME                                                             OF ORGANIZATION
--------------------------------------------------------------  ----------------

ALLETE, Inc. (D.B.A. ALLETE; MINNESOTA POWER;                      Minnesota
   MINNESOTA POWER, INC.; MINNESOTA POWER & LIGHT COMPANY;
     MPEX; MPEX A DIVISION OF MINNESOTA POWER)
   ALLETE Automotive Services, LLC                                 Minnesota
   ALLETE Capital II                                                Delaware
   ALLETE Capital III                                               Delaware
   ALLETE Properties, LLC (D.B.A. ALLETE PROPERTIES)               Minnesota
      ALLETE Commercial, LLC                                        Florida
      Cape Coral Holdings, Inc.                                     Florida
      Cape Properties, Inc.                                         Florida
      Lehigh Acquisition Corporation                                Delaware
         Florida Landmark Communities, Inc.                         Florida
            Cliffside Properties, Inc.                             California
            Enterprise Lehigh, Inc.                                 Florida
            Lehigh Corporation                                      Florida
            Lehigh Land & Investment, Inc.                          Florida
            Mardem, LLC                                             Florida
            Palm Coast Holdings, Inc.                               Florida
            Port Orange Holdings, LLC                               Florida
         Interlachen Lakes Estates, Inc.                            Florida
         SRC of Florida, Inc.                                       Florida
         Sundowner Properties, Inc.                               Pennsylvania
      Palm Coast Forest, LLC                                        Florida
      Palm Coast Land, LLC                                          Florida
      Tomoka Holdings, LLC                                          Florida
      Winter Haven Citi Centre, LLC                                 Florida
   ALLETE Water Services, Inc.                                     Minnesota
      Florida Water Services Corporation                            Florida
         Auto Replacement Property, LLC                             Indiana
         Energy Replacement Property, LLC                          Minnesota
      Georgia Water Services Corporation                            Georgia
   Energy Land, Incorporated                                       Wisconsin
   Lakeview Financial Corporation I                                Minnesota
   Lakeview Financial Corporation II                               Minnesota
      Logistics Coal, LLC                                          Minnesota
   Minnesota Power Enterprises, Inc.                               Minnesota
      BNI Coal, Ltd.                                             North Dakota
      MP Affiliate Resources, Inc.                                 Minnesota
      Rainy River Energy Corporation                               Minnesota
      Rainy River Energy Corporation - Wisconsin                   Wisconsin
      Synertec, Incorporated                                       Minnesota
      Upper Minnesota Properties, Inc.                             Minnesota
         Upper Minnesota Properties - Development, Inc.            Minnesota
         Upper Minnesota Properties - Irving, Inc.                 Minnesota
         Upper Minnesota Properties - Meadowlands, Inc.            Minnesota
            Meadowlands Affordable Housing Limited Partnership     Minnesota
   MP Investments, Inc.                                             Delaware
   RendField Land Company, Inc.                                    Minnesota
   Superior Water, Light and Power Company                         Wisconsin